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                                             Loan Agreement




                         Date of Agreement:   June 25, 2014

Principal Amount:  $700,000.00   Account Number:  18-0000315101

Introduction. This Agreement dated and effective as of June 25, 2014, is entered into between Scientific Industries, Inc. (the "Borrower") and Bank of America, N.A. (the "Bank"). The Borrower agrees to the following terms and conditions:

1.         LINE OF CREDIT

1.1        Line of Credit Amount.

(a)	During the availability  period described  below, the Bank will provide a line of credit to the Borrower (the "Line of Credit"). The amount of the Line of Credit (the "Commitment") is Seven Hundred
Thousand  and 00/100 Dollars ($700,000.00).

(b)	This is a  revolving line of credit.  During the availability period, the Borrower may repay principal amounts and reborrow them.

(c)	The Borrower agrees not to permit the principal balance
outstanding  to exceed the Commitment.   If the Borrower exceeds
this limit, the Borrower will immediately pay the excess to the Bank upon the Bank's demand.

1.2 Availability Period. The Line of Credit is available between the date of this Agreement and November 30, 2015, or such earlier date
as the availability   may terminate  as provided in this Agreement
(the "Expiration  Date").

The availability period for this Line of Credit will be considered renewed if and only if the Bank has sent to the Borrower a written notice of renewal for the Line of Credit (the "Renewal Notice"). If
this Line of Credit is  renewed,   it will continue to be subject to all
the terms and conditions  set forth in this Agreement  except as
modified  by the Renewal Notice.    If this Line of Credit is renewed,
the term "Expiration Date" shall mean the date set forth in the Renewal Notice as the Expiration Date, and all outstanding principal plus
all accrued  interest shall be paid on the Expiration  Date.   The
same process for renewal will apply to any subsequent renewal of this Line of Credit. A renewal fee may be charged at the Bank's option.
The amount of the renewal fee will be specified in the Renewal Notice. If this Line of Credit is not renewed, the Bank in its sole discretion may allow the outstanding balance to be repaid in installments over
a term specified  by the Bank at the time.   The Borrower specifically
understands that the interest rate applicable to the Line of Credit may be increased upon term-out and that the new interest rate will apply to the entire outstanding principal balance due hereunder. A transaction fee may be charged at the Bank's option. If so, the amount will be specified in the term-out notice.

1.3        Repayment Terms.

(a)	The Borrower will pay interest on August  1,  2014, and then on the same day of each month thereafter until payment in full of any principal outstanding under this Agreement.

(b)	The Borrower will repay in full any principal, interest or other charges outstanding under this Agreement no later than the Expiration Date.

1.4     Prepayments.   The Borrower may prepay principal in full or in
part at any time without the payment of a prepayment fee or premium. The prepayment will be applied to the most remote payment of principal due under this Agreement.


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1.5        Interest Rate.

(a) The interest rate is a rate per year equal to the LIBOR Daily Floating Rate plus 3 percentage point(s).

(b)	The LIBOR Daily Floating Rate is  a fluctuating  rate of
interest which can change on each banking day. The rate will be adjusted on each banking day to equal the London Interbank Offered Rate (or a comparable or successor rate which is approved by the
Bank) for U.S. Dollar deposits for delivery on the date in question
for a one month term beginning on that date.   The Bank will use the
London Interbank Offered Rate as published by Bloomberg (or other commercially available source providing quotations of such rate as selected by the Bank from time to time) as determined at approximately 11 :00 a.rn. London time two (2) London Banking Days prior to the date in question, as adjusted from time to time in the Bank's sole discretion for reserve requirements, deposit insurance assessment rates and other regulatory costs. If such rate is not available at such time for any reason, then the rate will be determined by such alternate method as reasonably selected by the Bank. A "London Banking Day" is a day on which banks in London are open for business and dealing in offshore dollars.

2.          COLLATERAL

2.1 Personal Property. The personal property listed below now owned or owned in the future by the parties listed below will secure Borrower's obligations to the Bank under this Agreement. The collateral is further defined in security agreement(s)
executed by the owners of the collateral.   In addition, all
personal property collateral owned by the Borrower securing this Agreement shall also secure all other present and future obligations of the Borrower to the Bank and to any affiliate of the Bank (excluding any consumer credit covered by the federal Truth in Lending law, unless the Borrower has otherwise agreed in writing or received written notice thereof). All personal property collateral securing any other present or future obligations of the Borrower to the Bank shall also secure this Agreement.

(a)         Equipment  and fixtures owned by the Borrower.
(b)         Inventory owned by the Borrower.
(c)         Receivables  owned by the Borrower.

3.         LOAN ADMINISTRATION   AND FEES

3.1        Fees.

(a) The Borrower will pay to the Bank the fees set forth on Schedule A.

3.2        Collection of Payments.

(a)	Payments will be made by debit to a deposit account, if
direct debit is provided for in this Agreement  or is otherwise
authorized  by the Borrower.   For payments  not made by direct
debit, payments will be made by mail to the address shown on the Borrower's statement, or by such other method as may be permitted by the Bank.

(b)	Each disbursement  by the Bank and each payment by the
Borrower will be evidenced by records kept by the Bank which will, absent manifest error, be conclusively presumed to be correct and accurate and constitute an account stated between the Borrower and the Bank.

3.3        Borrower's Instructions.

(a)	Subject to the terms, conditions  and procedures  stated
elsewhere in this Agreement, the Bank may honor instructions for advances or repayments and any other instructions under this Agreement given by the Borrower (if an individual), or by any one of the individuals the Bank reasonably believes is authorized to sign loan agreements on behalf of the Borrower,
or any other individual(s)  designated   by any one of such
authorized signers (each an "Authorized  Individual").  The
Bank may honor any such instructions made by any one of the Authorized Individuals, whether such instructions are given in writing or by telephone, telefax or Internet and intranet websites designated by the Bank with respect to separate products or services offered by the Bank.

3.4        Direct Debit.

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(a)	The Borrower agrees that on the due date of any amount
due under this Agreement, the Bank will debit the amount due from deposit account number NY-483043705675 owned by the Borrower, or such other of the Borrower's accounts with the
Bank as designated  in writing by the Borrower (the "Designated
Account").   Should there be insufficient funds in the Designated
 Account to pay all such sums when due, the full amount of such deficiency shall be immediately due and payable by the Borrower.

(b)	The Borrower  may terminate  this direct debit
arrangement  at any time by sending written notice to the Bank.
If the Borrower terminates this arrangement, then the principal amount outstanding under this Agreement will at the option of the Bank bear interest at a rate per annum which is one (1.0) percentage point higher than the rate of interest otherwise provided under this Agreement and the amount of each payment will be increased accordingly.

3.5        Banking Days.  Unless otherwise  provided  in this
Agreement,   a banking day is a day other than a Saturday,
Sunday or other day on which commercial  banks are authorized
to close,  or are in fact closed,   in the state where the
Bank's lending office is located, and, if such day relates to amounts bearing interest at an offshore rate (if any), means any such day on which dealings in dollar deposits are conducted among banks in the offshore dollar interbank market. All payments and disbursements which would be due or which are received on a day which is not a banking day will be due or applied, as applicable, to the credit on the next banking day.

3.6        Interest Calculation.   Except as otherwise  stated
in this Agreement, all interest and fees, if any, will be computed on the basis of a 360-day year and the actual number of days elapsed. This results in more interest or a higher fee than if a 365-day year is used. Installments of principal which are not paid when due under this Agreement shall continue to bear interest until paid.

3.7 Default Rate. Upon the occurrence of any default or after maturity or after judgment has been rendered on any obligation under this Agreement, all amounts outstanding under this Agreement, including any unpaid interest, fees, or costs, will at the option of the Bank bear interest at a rate which is 6.0 percentage point(s) higher than the rate of interest otherwise provided under this Agreement.
This may result in compounding of interest. This will not constitute a waiver of any default.

4.           CONDITIONS

Before the Bank is required to extend any credit to the Borrower under this Agreement, it must receive any documents and other
items it may reasonably  require,   in form and content acceptable
to the Bank,   including any items specifically listed below.

4.1	Authorizations.    If the Borrower or any guarantor
is anything other than a natural person, evidence that the
execution,   delivery and performance by the Borrower and/or
such guarantor of this Agreement and any instrument or agreement required under this Agreement have been duly authorized.

4.2        Governing  Documents.   If required by the Bank,
a copy of the Borrower's  organizational  documents.

4.3        Security Agreements.   Signed original security
agreements covering the personal property collateral which the Bank requires.

4.4 Perfection and Evidence of Priority. Evidence that the security interests and liens in favor of the Bank are
valid,   enforceable,   properly perfected  in a manner
acceptable to the Bank and prior to all others' rights and interests, except those the Bank consents to in writing. All title documents for motor vehicles which are part of the collateral must show the Bank's interest.

4.5 Payment of Fees. Payment of all fees, expenses and other amounts due and owing to the Bank. If any fee is not paid in cash, the Bank may, in its discretion, treat the fee as a principal advance under this Agreement or deduct the fee from the loan proceeds.

4.6        Environmental  Information.    A completed Bank form
Environmental  Questionnaire.

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5.         REPRESENTATIONS AND WARRANTIES


When the Borrower signs this Agreement, and until the Bank is repaid in full, the Borrower makes the following representations
and warranties.    Each request for an extension of credit
constitutes a renewal of these representations and warranties as of the date of the request:

5.1       Formation.   If the Borrower is anything other than a
natural person, it is duly formed and existing under the laws of the state or other jurisdiction where organized.

5.2       Authorization.   This Agreement, and any instrument
or agreement required under this Agreement, are within the Borrower's powers, have been duly authorized, and do not conflict with any of its organizational papers.

5.3       Good Standing.   In each state in which the Borrower
does business,   it is properly licensed,    in good standing,
and,  where required,   in compliance  with fictitious  name
statutes.

5.4        Financial  Information.    All financial and other
information   that has been or will be supplied to the Bank is
sufficiently complete to give the Bank accurate knowledge of the Borrower's (and any guarantor's) financial condition,
including all material contingent  liabilities.    Since the
date of the most recent financial statement provided to the Bank, there has been no material adverse change in the business condition (financial or otherwise), operations, properties or
prospects of the Borrower (or any guarantor).   If the Borrower
is comprised of the trustees of a trust, the above representations shall also pertain to the trustor(s) of the trust.

5.5        Lawsuits.  There is no lawsuit,  tax claim or other
dispute pending or threatened  against the Borrower which,   if
lost, would impair the Borrower's financial condition or ability to repay the loan, except as have been disclosed in writing to the Bank.

5.6        Other Obligations.   The Borrower is not in default on
any obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation, except as have been disclosed in writing to the Bank.

5.7 Tax Matters. The Borrower has no knowledge of any pending assessments or adjustments of its income tax for any year and all taxes due have been paid, except as have been disclosed in writing to the Bank.

5.8 No Event of Default. There is no event which is, or with notice or lapse of time or both would be, a default under this Agreement.

5.9 Collateral. All collateral required in this Agreement is owned by the granter of the security interest free of any title defects or any liens or interests of others, except those which have been approved by the Bank in writing.

5.10        ERISA Plans.

(a)	Each Plan (other than a multiemployer  plan) is in compliance in all material respects with ERISA, the Code and other federal or state law, including all applicable minimum funding standards and there have been no prohibited transactions with respect to any Plan (other than a multiemployer plan), which has resulted or could reasonably be expected to result in a material adverse effect.

(b)     With respect to any Plan subject to Title IV of ERISA:

(i) No reportable event has occurred under Section 4043(c) of ERISA which requires notice.

(ii)	No action by the Borrower or any ERISA Affiliate to terminate or withdraw from any Plan has been taken and no notice of intent to terminate a Plan has been filed under Section 4041 or 4042 of ERISA.

(c)	The following  terms have the meanings   indicated for
purposes of this Agreement:
(i)	"Code" means the Internal Revenue Code of 1986,  as amended.
(ii)    "ERISA" means the Employee  Retirement  Income Security
Act of 1974,  as amended.
(iii)	"ERISA Affiliate"  means any trade or business  (whether
or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code.

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(iv)    "Plan" means a plan within the meaning of Section 3(2)
of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, including any multiemployer plan within the meaning of Section 4001(a)(3) of ERISA.

6.      COVENANTS

The Borrower agrees, so long as credit is available under this Agreement and until the Bank is repaid in full:

6.1     Use of Proceeds.   To use the proceeds of the credit only
for business  purposes.

6.2 Financial Information. To provide the following financial information and statements in form and content acceptable to the Bank, and such additional information as requested by the Bank from time to time. The Bank reserves the right, upon written notice to the Borrower, to require the Borrower to deliver financial information and statements to the Bank more frequently than otherwise provided below, and to use such additional information and statements to measure any applicable financial covenants in this Agreement.

(a)   Within 120 days of Borrower's  fiscal year end:

(i) The annual financial statements of the Borrower, certified and dated by an authorized financial officer. These financial statements must be audited (with an opinion satisfactory to the Bank) by a Certified Public Accountant acceptable to the Bank. The statements shall be prepared on a consolidated basis.

(ii) A detailed aging of the Borrower's receivables by invoice or a summary aging by account debtor, as specified by the Bank.

(b) Within 45 days after the date of filing with the Securities and Exchange Commission, the semi-annual copies of the Form 10-K
Annual Report, 10-Q Quarterly Report and Form 8-K Current Report for the Borrower. The statements shall be prepared on a consolidated basis.


6.3    Out of Debt Period.    To reduce the amount of advances
outstanding under this Agreement to not more than No Dollars ($0.00) for a period of at least thirty (30) consecutive
days in each Line-Year.   "Line-Year"  means the period
between the date of this Agreement and November 30, 2015, and each subsequent one-year period (if any). For the purposes of this paragraph, "Advances" includes overdrafts in the Borrower's accounts.

6.4 Other Debts. Not to have outstanding or incur any direct or contingent liabilities or lease obligations (other than those to the Bank or to any affiliate of the Bank), or become liable for the liabilities of others, without the Bank's
written consent.   This does not prohibit:

(a) Acquiring goods, supplies, or merchandise on normal trade credit.
(b) Liabilities, lines of credit and leases in existence on the date of this Agreement disclosed in writing to the Bank.
(c) If the Borrower is a natural person, additional debts of the Borrower as an individual for consumer purposes.

6.5 Other Liens. Not to create, assume, or allow any security interest or lien (including judicial liens) on property the Borrower now or later owns, except:


(a) Liens and security interests in favor of the Bank or any affiliate of the Bank.

(b) Liens outstanding on the date of this Agreement disclosed in writing to the Bank.


6.6     Maintenance  of Assets.

(a) Not to sell, assign, lease, transfer or otherwise dispose of any part of the Borrower's business or the Borrower's assets except inventory sold in the ordinary course of the Borrower's business.

(b) Not to sell, assign, lease, transfer or otherwise dispose of any assets for less than fair market value, or enter into any agreement to do so.

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(c)    Not to enter into any sale and leaseback agreement  covering any of its fixed assets.
(d) To maintain and preserve all rights, privileges, and franchises the Borrower now has.
(e) To make any repairs, renewals, or replacements to keep the Borrower's properties in good working condition.

6.7 Loans. Not to make any loans, advances or other extensions of credit to any individual or entity except for extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business to non-affiliated entities.

6.8    Change of Management.   Not to make any substantial change
in the present executive or management personnel of the Borrower.

6.9    Change of Ownership.   If the Borrower is anything other
than a natural person, not to cause, permit, or suffer any change in capital ownership such that there is a material change, as determined by the Bank in its sole discretion, in the direct or indirect capital ownership of the Borrower.

6.10   Additional Negative Covenants.   Not to, without the Bank's
written consent:

(a) Enter into any consolidation, merger, or other combination, or become a partner in a partnership, a member of a joint venture, or a member of a limited liability company.

(b)    Acquire or purchase a business or its assets.
(c) Engage in any business activities substantially different from the Borrower's present business.
(d)    Liquidate or dissolve the Borrower's  business.

6.11   Notices to Bank.  To promptly notify the Bank in writing of:

(a)	Any event of default under this Agreement, or any event
which, with notice or lapse of time or both, would constitute an event of default.

(b) Any change in the Borrower's name, legal structure, principal residence, or name on any driver's license or special identification card issued by any state (for an individual), state of registration (for a registered entity), place of business, or chief executive office if the Borrower has more than one place of business.

6.12    Insurance

(a) General Business Insurance. To maintain insurance as is usual for the business it is in.

(b)	Insurance Covering  Collateral.   To maintain all risk
property damage insurance policies (including without limitation windstorm coverage, and hurricane coverage as applicable) covering the tangible property comprising
the  collateral.   Each insurance policy must be for the
full replacement cost of the collateral and include a replacement cost endorsement. The insurance must be issued by an insurance company acceptable to the Bank and must include a lender's loss payable endorsement in favor of the Bank in a form acceptable to the Bank.

(c)	Evidence  of Insurance.  Upon the request of the Bank,
to deliver to the Bank a copy of each insurance policy, or, if permitted by the Bank, a certificate of insurance listing all insurance in force.

6.13 Compliance with Laws. To comply with the laws (including any fictitious or trade name statute), regulations, and orders of any government body with authority over the Borrower's business. The Bank shall have no obligation to make any advance to the Borrower except in compliance with all applicable laws and regulations and the Borrower shall fully cooperate with the Bank in complying with all such applicable laws and regulations.

6.14 Books and Records. To maintain adequate books and records.


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6.15      Audits.  To allow the Bank and its agents to inspect
the Borrower's properties and examine, audit, and make copies of books and records at any reasonable time. If any of the Borrower's properties, books or records are in the possession of a third party, the Borrower authorizes that third party to permit the Bank or its agents to have access to perform inspections or audits and to respond to the Bank's requests for information concerning such properties, books and records.

6.16	Perfection  of Liens.  To help the Bank perfect and
protect its security interests and liens, and reimburse it for related costs it incurs to protect its security interests and liens.

6.17    Cooperation.   To take any action reasonably requested
by the Bank to carry out the intent of this Agreement.

6.18	Bank as Principal Depository.   To maintain the Bank
or one of its affiliates as its principal depository bank, including for the maintenance of business, cash management, operating and administrative deposit accounts.

7.      HAZARDOUS  SUBSTANCES

7.1     Indemnity Regarding Hazardous Substances.   The Borrower
will indemnify and hold harmless the Bank from any loss or liability the Bank incurs in connection with or as a result of this Agreement, which directly or indirectly arises
out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence
of a hazardous  substance.    This indemnity will apply whether
the hazardous substance is on, under or about the Borrower's property or operations or property leased to the Borrower.
The indemnity includes but is not limited to attorneys' fees (including the reasonable estimate of the allocated cost of
in-house counsel and staff).    The indemnity extends to the
Bank, its parent, subsidiaries  and all of their directors,
officers, employees,   agents, successors,  attorneys
and assigns.

7.2 Compliance Regarding Hazardous Substances. The Borrower represents and warrants that the Borrower has complied with all current and future laws, regulations and ordinances or other requirements of any governmental authority relating to or imposing liability or standards of conduct concerning protection of health or the environment or hazardous substances.

7.3    Notices Regarding Hazardous Substances.   Until full
repayment of the loan, the Borrower will promptly notify the Bank in writing of any threatened or pending investigation of the Borrower or its operations by any governmental agency under any current or future law, regulation or ordinance pertaining to any hazardous substance.

7.4    Site Visits, Observations  and Testing.  The Bank and
its agents and representatives will have the right at any reasonable time, after giving reasonable notice to the Borrower, to enter and visit any locations where the collateral securing this Agreement (the "Collateral") is located for the purposes of observing the Collateral, taking and removing environmental samples, and conducting tests. The Borrower shall reimburse the Bank on demand for the costs of any such environmental investigation and testing. The Bank will make reasonable efforts during any site visit, observation or testing conducted  pursuant to this paragraph to avoid interfering
with the Borrower's use of the Collateral.  The Bank is
under no duty to observe the Collateral or to conduct tests, and any such acts by the Bank will be solely for the purposes of protecting the Bank's security and preserving the Bank's rights under this Agreement. No site visit, observation or testing or any report or findings made as a result thereof ("Environmental Report") (i) will result in a waiver of any default of the Borrower; (ii) impose any liability on the
Bank; or (iii) be a representation or warranty of any kind regarding the Collateral (including its condition or value or compliance with any laws) or the Environmental Report (including its accuracy or completeness). In the event the
Bank has a duty or obligation under applicable laws, regulations or other requirements to disclose an Environmental Report to the Borrower or any other party, the Borrower authorizes
the Bank to make such a disclosure.   The Bank may also
disclose an Environmental Report to any regulatory authority, and to any other parties as necessary or appropriate
in the Bank's judgment.   The Borrower further understands
and agrees that any Environmental Report or other information regarding a site visit, observation or testing that is disclosed to the Borrower by the Bank or its agents and representatives is to be evaluated (including any reporting or other disclosure obligations of the Borrower) by the Borrower without advice or assistance from the Bank.

7.5 Definition of Hazardous Substances. "Hazardous substances" means any substance, material or waste that is or becomes designated or regulated as "toxic," "hazardous,"
"pollutant,"   or "contaminant"  or a similar designation  or
regulation under any current or future federal, state or local law (whether under common law, statute, regulation or otherwise) or judicial or administrative interpretation of such, including without limitation petroleum or natural gas.

7.6 Continuing Obligation. The Borrower's obligations to the Bank under this Article, except the obligation to give


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notices to the Bank,  shall survive termination  of this
Agreement and repayment of the Borrower's obligations to the Bank under this Agreement.

8.    DEFAULT AND REMEDIES

Without limiting any of the Bank's rights and remedies in this Agreement, if any of the following events of default occurs, the Bank may do one or more of the following without prior notice: declare the Borrower in default, stop making any additional credit available to the Borrower, and require the
Borrower to repay its entire debt immediately.   If an event
which,  with notice or the passage of time, will constitute
an event of default has occurred and is continuing, the Bank has no obligation to make advances or extend additional
credit under this Agreement.   In addition, if any event of
default occurs, the Bank shall have all rights, powers and remedies available under any instruments and agreements required by or executed in connection with this Agreement, as well as all rights and remedies available at law or in equity. If an event of default occurs under the paragraph entitled "Bankruptcy/Receivers," below, with respect to the Borrower, then the entire debt outstanding under this Agreement will automatically be due immediately.

8.1 Failure to Pay. The Borrower fails to make a payment under this Agreement when due.

8.2    Covenants.   Any default in the performance of or
compliance with any obligation, agreement or other provision contained in this Agreement (other than those specifically described as an event of default in this Article).

8.3 Other Bank Agreements. Any default occurs under any guaranty, subordination agreement, security agreement, deed of trust, mortgage, or other document required by or delivered in connection with this Agreement or any such document is no longer in effect, or any guarantor purports to revoke or disavow the guaranty; or any representation or warranty made by any guarantor is false when made or deemed to be made; or any default occurs under any other agreement the Borrower (or any Obliger) has with the Bank or any affiliate of the Bank. For purposes of this Agreement, "Obliger" shall mean any guarantor, any party pledging collateral to the Bank, or, if the Borrower is comprised of the trustees of a trust, any truster.

8.4 Cross-default. Any default occurs under any agreement in connection with any credit the Borrower (or any Obliger) has obtained from anyone else or which the Borrower (or any Obliger) or any of the Borrower's related entities or affiliates has guaranteed.

8.5 False Information. The Borrower or any Obliger has given the Bank false or misleading information or representations.

8.6 Bankruptcy/Receivers. The Borrower, any Obliger, or any general partner of the Borrower or of any Obliger files a bankruptcy petition, a bankruptcy petition is filed against any of the foregoing parties and such petition is not dismissed within a period of forty-five
(45) days after the filing, or the Borrower, any Obliger, or any general partner of the Borrower or of any Obliger makes a general assignment for the benefit of creditors;
or a receiver or similar official is appointed for a substantial portion of Borrower's or any Obliger's business; or the business is terminated, or such Obliger is liquidated or dissolved.

8.7    Revocation  or Termination.   If the Borrower is
comprised of the trustee(s) of a trust, the trust is revoked or otherwise terminated or all or a substantial part of the Borrower's assets are distributed or otherwise disposed of.

8.8 Lien Priority. The Bank fails to have an enforceable first lien (except for any prior liens to which the Bank has consented in writing) on or security interest in any property given as security for this Agreement (or any guaranty).

8.9 Judgments. Any judgments or arbitration awards are entered against the Borrower or any Obliger.

8.10   Death.  If the Borrower or any Obliger is a natural
person, the Borrower or such Obliger dies or becomes
legally incompetent;   if the Borrower or any Obliger is
a trust,  a truster dies or becomes legally incompetent;
if the Borrower or any Obliger is a partnership, any general partner dies or becomes legally incompetent.

8.11 Material Adverse Change. A material adverse change occurs, or is reasonably likely to occur, in the Borrower's (or any Obliger's) business condition
(financial or otherwise), operations, or properties, or ability to repay the credit.

8.12 Government Action. Any government authority takes action that the Bank believes materially adversely affects the Borrower's or any Obliger's financial condition or ability to repay.

8.13    ERISA Plans.  A reportable event occurs under
Section 4043(c) of ERISA, or any Plan termination (or commencement of proceedings to terminate a Plan) or the full or partial withdrawal from a Plan under Section 4041 or 4042 of ERISA occurs; provided such event or events could reasonably be expected, in the judgment of the Bank, to have a material adverse effect.

9.    ENFORCING  THIS AGREEMENT;  MISCELLANEOUS

9.1   GAAP.  Except as otherwise stated in this Agreement,
all financial  information  provided to the Bank and all
financial  covenants  will be made under generally accepted
accounting  principles,   consistently  applied or another basis
acceptable  to the Bank.

9.2   Governing  Law.   Except to the extent that any law of
the United States may apply, this Agreement shall be governed and interpreted according to the laws of New York (the "Governing Law State"), without regard to any choice of law, rules or principles to the contrary. Nothing in this paragraph shall be construed to limit or otherwise affect any rights or remedies of the Bank under federal law.

9.3 Venue and Jurisdiction. The Borrower agrees that any action or suit against the Bank arising out of or relating to this Agreement  shall be filed in federal court or state
court located in the Governing  Law State.   The Borrower
agrees that the Bank shall not be deemed to have waived its rights to enforce this section by filing an action or suit against the Borrower in a venue outside of the Governing
Law State.    If the Bank does commence  an action or suit
arising out of or relating to this Agreement, the Borrower agrees that the case may be filed in federal court or state court in the Governing Law State. The Bank reserves the right to commence an action or suit in any other jurisdiction
where the Borrower, any Guarantor,   or any collateral  has
any presence or is located. The Borrower consents to personal jurisdiction and venue in such forum selected by the Bank and waives any right to contest jurisdiction and venue and the
convenience  of any such forum.   The provisions of this
section are material inducements to the Bank's acceptance of this Agreement.

9.4 Successors and Assigns. This Agreement is binding on the Borrower's and the Bank's successors and assignees.
The Borrower agrees that it may not assign this Agreement without the Bank's prior consent.

9.5 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT,
TORT OR ANY OTHER THEORY).   EACH PARTY HERETO  (a) CERTIFIES
THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT
SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED
TO ENTER INTO THIS AGREEMENT  AND THE OTHER DOCUMENTS
CONTEMPLATED   HEREBY BY, AMONG  OTHER THINGS, THE MUTUAL
WAIVERS  AND CERTIFICATIONS   IN THIS SECTION AND (c)
CERTIFIES THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND
VOLUNTARILY  MADE.

9.6   Severability;  Waivers. If any part of this Agreement
is not enforceable,   the rest of the Agreement  may be
enforced.    The Bank retains all rights, even if it makes
a loan after default.   If the Bank waives  a default,
it may enforce a later default. Any consent or waiver under this Agreement must be in writing.

9.7   Expenses.

(a) The Borrower shall pay to the Bank immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees, expended or incurred by the Bank in connection with (a) the negotiation and preparation of this Agreement and any related agreements,  the Bank's continued  administration
of this Agreement  and such related agreements,   and the
preparation  of any amendments  and waivers related to
this Agreement or such related agreements, (b) filing, recording and searchfees, appraisal fees, field examination fees, title report fees, and documentation fees with respect to any collateral and books and records of the
Borrower or any Obligor,   (c) the Bank's costs or losses
arising from any changes in law which are allocated to this Agreement or any credit outstanding under this Agreement, and (d) costs or expenses required to be paid by the Borrower or any Obligor that are paid, incurred or advanced by the Bank.

(b)	The Borrower will indemnify and hold the Bank
harmless from any loss, liability, damages, judgments, and costs of any kind relating to or arising directly or indirectly out of (a) this Agreement or any document required hereunder, (b) any credit extended or committed by the Bank to the Borrower hereunder, and (c) any litigation or proceeding related to or arising out of this Agreement, any such document, or any such credit, including, without limitation, any act resulting from the Bank complying with instructions the Bank reasonably believes are made by any Authorized Individual. This paragraph will survive this Agreement's termination, and will benefit the Bank and its officers, employees, and agents.

(c)	The Borrower shall reimburse the Bank for any
reasonable costs and attorneys' fees incurred by the Bank in connection with (a) the enforcement or preservation of the Bank's rights and remedies and/or the collection of any obligations of the Borrower which become due to the Bank and in connection with any "workout" or restructuring, and (b) the prosecution or defense of any action in any way related to this Agreement, the credit provided hereunder or any related agreements, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by the Bank or any other person) relating to the Borrower or any other person or entity.

9.8 Individual Liability. If the Borrower is a natural person, the Bank may proceed against the Borrower's business and non-business property in enforcing this and other agreements relating to this loan. If the Borrower is a partnership, the Bank may proceed against the business and non-business property of each general partner of the Borrower in enforcing this and other agreements relating to this loan.

9.9 Joint and Several Liability. If two or more Borrowers sign this Agreement, each Borrower agrees that it is jointly and severally liable to the Bank for the payment of all
obligations  arising under this Agreement,   and that such
liability is independent  of the obligations of the other
Borrowers.

9.10    Set-Off.   Upon and after the occurrence of an event
of default under this Agreement, (a) the Borrower hereby authorizes the Bank, at any time and from time to time, without notice, which is hereby expressly waived by the Borrower, and whether or not the Bank shall have declared any credit subject hereto to be due and payable in accordance with the terms hereof, to set off against, and to appropriate and apply to the payment of, the Borrower's Obligations (whether matured or unmatured, fixed or contingent, liquidated or unliquidated), any and all amounts owing by the Bank to the Borrower (whether payable in U.S. dollars or any other currency, whether matured or unmatured, and in the case of deposits, whether general or special (except trust and escrow accounts), time or demand and however evidenced), and (b) pending any such action, to the extent necessary, to hold such amounts as collateral to secure such Obligations and to return as unpaid for insufficient funds any and all checks and other items drawn against any deposits so held as the Bank, in its sole discretion, may elect. The Borrower hereby grants to the Bank a security interest in all deposits and accounts maintained with the Bank to secure the payment of all Obligations of the Borrower to the Bank under this Agreement and all agreements, instruments and documents related to this Agreement. "Obligations" means all obligations, now or hereafter existing, of the Borrower to the Bank under this Agreement and under any other agreement or instrument executed in connection with this Agreement.

9.11 One Agreement. This Agreement and any related security or other agreements required by this Agreement constitute the entire agreement between Borrower and Bank with respect to each credit subject hereto and supersede all prior negotiations, communications, discussions and correspondence concerning the subject matter hereof.

In the event of any conflict between this Agreement and any other agreements required by this Agreement, this Agreement will prevail.

9.12 Notices. Unless otherwise provided in this Agreement or in another agreement between the Bank and the Borrower, all notices required under this Agreement shall be personally delivered or sent by first class mail, postage prepaid, or by overnight courier to the addresses  on the signature
page of this Agreement, or to such other addresses  as
the Bank and the Borrower may specify from time to time in
writing.    Notices and other communications  shall be
effective (i) if mailed, upon the earlier of receipt or five (5) days after deposit in the U.S. mail, first class, postage prepaid, or (ii) if hand-delivered, by courier or otherwise (including telegram, lettergram or mailgram), when delivered.

9.13	Headings.  Article and paragraph headings are for
reference only and shall not affect the interpretation or meaning of any provisions of this Agreement.

9.14 Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of this Agreement
(or of any agreement or document required by this Agreement and any amendment to this Agreement) by telecopy or other electronic imaging means shall be as effective as delivery of a manually executed counterpart of this Agreement; provided, however, that the telecopy or other electronic image shall be promptly followed by an original if required by the Bank.

9.15    Borrower Information;  Reporting to Credit Bureaus.
The Borrower authorizes the Bank at any time to verify or check any information given by the Borrower to the Bank, check the Borrower's credit references, verify employment, and obtain credit reports. The Borrower agrees that the Bank shall have the right at all times to disclose and report to credit reporting agencies and credit rating agencies such information pertaining to the Borrower and/or all guarantors as is consistent with the Bank's policies and practices from time to time in effect

9.16   Customary  Advertising Material.  The Borrower and
each Obligor consent to the publication  by the Bank of
customary  advertising  material relating   to the
transactions  contemplated  hereby using the name,  product
photographs, logo or trademark  of the Borrower or such
Obligor.                       .'

9.17 Amendments. This Agreement may be amended or modified only in writing signed by each party hereto.

9.18   Limitation  of Interest and Other Charges.  If,
at any time,   the rate of interest,  together with all
amounts which constitute interest and which are reserved, charged or taken by the Bank as compensation for fees, services or expenses incidental to the making, negotiating or collection of the loan evidenced hereby, shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted to be charged by the Bank to the Borrower under applicable law, then, during such time as such rate of
interest would  be deemed excessive,   that portion of each
sum paid attributable  to that portion of such interest
rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal. As
used herein,  the term "applicable   law"  shall mean the
law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Agreement shall be governed by such new law as of its effective date.

The Borrower executed this Agreement as of the date stated at the top of the first page, intending to create an instrument executed under seal.

Bank:

Bank of America,  N.A.


By:  /s/ Michael Borello, Vice President
________________________________________

Michael Borello, ViCe8Sident


Borrower:

Scientific Industries, Inc.


By: /s/ Helena Santos
_____________________		(Seal)
Helena Santos, Chief Executive Officer




Address where notices to Scientific Industries, Inc. are to be sent:

70 Orville Drive
Bohemia,  NY 11716-2547

Address where notices to the Bank are to be sent:

Doc Retention - GCF
CT2-515-BB-03
70 Batterson  Park Road
Farmington,  CT  06032
Facsimile:  (866) 255-9922


Federal law requires Bank of America,  N.A. (the "Bank") to
provide the following notice.    The notice is not part of
the foregoing agreement orinstrument and may not be altered.
Please read the notice carefully.

(1)         USA PATRIOT ACT NOTICE

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account or obtains a loan. The Bank will ask for the Borrower's legal name, address, tax ID number or social security number and other identifying information.
The Bank may also ask for additional information or documentation or take other actions reasonably necessary to verify the identity of the Borrower, guarantors or other related persons.

                          SCHEDULE  A
                            FEES

(a)	Waiver  Fee.    If the Bank, at its .discretion,
agrees to waive or amend any terms of this Agreement, the Borrower will, at the Bank's option, pay the Bank a fee for each waiver or amendment in an amount advised by the Bank at the time the Borrower requests the waiver or amendment. Nothing in this paragraph shall imply that the Bank is obligated to agree to any waiver or amendment requested by the Borrower. The Bank may impose additional requirements as a condition to any waiver or amendment.

(b)	Late Fee.   To the extent permitted  by law, the
Borrower agrees to pay a late fee in an amount not to exceed four percent (4%) of any payment that is more than fifteen
(15) days late; provided that such late fee shall be reduced to two percent (2%) of any required principal and interest payment that is not paid within fifteen (15) days of the date it is due if the loan is secured by a mortgage on an
owner-occupied  residence.   The imposition and payment
of a late fee shall not constitute a waiver of the Bank's rights with respect to the default.